March 22, 2000

              DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
           SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                          DATED MARCH 1, 2000


1. The following information replaces all contrary information contained in the sections of the Statement of Additional Information ("SAI") entitled "Description of the Fund", "Management of the Fund" and "Management Arrangements":

      Effective March 22, 2000, Dreyfus Service Corporation ("DSC") became the distributor to the Fund. DSC is located at 200 Park Avenue, New York, NY 10166.

2. The following information replaces the information contained in the section of the Statement of Additional Information ("SAI") entitled "Management of the Fund - Officers of the Fund":

Stephen E. Canter, President.  President, Chief Operating Officer, and
     Chief Investment Officer of Dreyfus, and an officer of other investment companies advised and administered by Dreyfus. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 54 years old.

Mark N. Jacobs,  Vice President.  Vice President,  General Counsel and
     Secretary to Dreyfus, and an officer of other investment companies advised and administered by Dreyfus. He is 53 years old.

JosephConnolly, Vice President and Treasurer. Director - Mutual Fund
     Accounting of Dreyfus, and an officer of other investment companies advised and administered by Dreyfus. He is 42 years old.

Steven F. Newman,  Secretary.  Associate General Counsel and Assistant
     Secretary of Dreyfus, and an officer of other investment companies advised and administered by Dreyfus. He is 50 years old.

Janette Farragher,  Assistant Secretary.  Assistant General Counsel of
     Dreyfus, and an officer of other investment companies advised and administered by Dreyfus. She is 37 years old.

Michael A. Rosenberg, Assistant Secretary. Associate General Counsel of Dreyfus, and an officer of other investment companies advised and administered by Dreyfus. He is 40 years old.

JamesWindels,   Assistant   Treasurer.   Senior  Treasury  Manager  of
     Dreyfus, and an officer of other investment companies advised and administered by Dreyfus. He is 41 years old.

      The address of each Fund officer is 200 Park Avenue, New York,
NY 10166.

3. The following information supplements the information contained in the section of the SAI entitled "Management Arrangements -
Distributor":

      Disclosure of the amounts retained by "the distributor" on the sale of shares of the Fund refers to amounts retained by Premier Mutual Fund Services, Inc. ("Premier"), the Fund's distributor prior to March 22, 2000. No information is provided for Dreyfus Service Corporation, as it was not the Fund's distributor as of the Fund's last fiscal year end.

      Also, the fourth paragraph of this section hereby is deleted in its entirety and replaced with the following:

            "DSC makes commission payments to Service Agents in connection with the sale of Fund shares, and receives CDSC amounts and Distribution Plan fees to defray these expenses."

4. The clause "Pursuant to an agreement with the Distributor" hereby is deleted in the following sections of the SAI; (i) the last sentence of the third paragraph of the section of the SAI entitled "How to Buy Shares- Class A Shares"; (ii) the second sentence of the second paragraph of the section entitled "How to Buy Shares- Class T Shares";
(iii) the first sentence of the section entitled "How to Buy Shares - Class B and Class C Shares"; (iv) the last sentence of the third paragraph of the section entitled "How to Redeem Shares - Contingent Deferred Sales Charge--Class B Shares", and (v) the last sentence of the section entitled "How to Redeem Shares - Contingent Deferred Sales Charge--Class C Shares."